                          SECURITIES PURCHASE AGREEMENT

                  THIS SECURITIES PURCHASE AGREEMENT, dated as of the date of acceptance set forth below, is entered into by and between ALL AMERICAN FOOD GROUP, INC., a New Jersey corporation, with headquarters located at 104 New Era Drive, South Plainfield, New Jersey 07080 ("Company"), and the undersigned (the "Buyer").

                              W I T N E S S E T H:

                  WHEREAS, the Company and the Buyer are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded, inter alia, by Rule 506 under Regulation D ("Regulation D" as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), and/or Section 4(2) of the 1933 Act; and

                  WHEREAS, the Buyer wishes to purchase, upon the terms and subject to the conditions of this Agreement, 6% Convertible Debentures (the "Debentures"), of the Company which will be convertible into shares of Common Stock, $.01 par value per share of the Company (the "Common Stock"), upon the terms and subject to the conditions of such Debentures (the Common Stock and the Debentures sometimes referred to herein as the "Securities"), and subject to acceptance of this Agreement by the Company;

                  NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1. AGREEMENT TO PURCHASE; PURCHASE PRICE.

                  a. Purchase. The undersigned hereby agrees to initially purchase from the Company, the Debentures of the Company, in the principal amount set forth on the signature page of this Agreement, out of a total offering of $2,600,000 in Debentures as more specifically set forth in P. 4(h), and having the terms and conditions and being in the form attached hereto as Annex I. The purchase price for the Debentures shall be as set forth on the signature page hereto and shall be payable in United States Dollars.

                  b. Form of Payment. The Buyer shall pay the purchase price for the Debentures by delivering immediately available good funds in United States Dollars to the escrow agent (the "Escrow Agent") identified in the Joint Escrow Instructions attached hereto as Annex II (the "Joint Escrow Instructions") as set forth below. Promptly following payment by the Buyer to the Escrow Agent of the purchase price of the Debentures, the Company shall deliver the Debentures duly executed on behalf of the Company to the Escrow Agent. By signing this Agreement, the Buyer and the Company, and subject to acceptance by the Escrow Agent, each agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions, all of the provisions of which are incorporated herein by this reference as if set forth in full.

                  c. Method of Payment. Payment into escrow of the purchase price for the Debentures shall be made by wire transfer of funds to:

                           Bank of New York
                           350 Fifth Avenue
                           New York, New York 10001

                           ABA# 021000018
                           For credit to the account of Krieger & Prager, Esqs. Account No.: 637-1657450

Not later than 1:00 p.m., New York time, on the date which is two (2) New York Stock Exchange trading days after the Company shall have accepted this Agreement and returned a signed counterpart of this Agreement to the Escrow Agent by facsimile, the Buyer shall deposit with the Escrow Agent the aggregate purchase price for the Debentures, in currently available funds. Time is of the essence with respect to such payment, and failure by the Buyer to make such payment, shall allow the Company to cancel this Agreement.

                  2. BUYER REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

                  The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

                  a. Without limiting Buyer's right to sell the Common Stock pursuant to the Registration Statement, the Buyer is purchasing the Debentures and will be acquiring the shares of Common Stock issuable upon conversion of the Debenture for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof;

                  b. The Buyer is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), and (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Securities;

                  c. All subsequent offers and sales of the Debentures and the shares of Common

Stock issuable upon conversion of, or issued as dividends on, the Debentures (the "Shares" or "Common Stock") by the Buyer shall be made pursuant to registration of the Shares under the 1933 Act or pursuant to an exemption from registration;

                  d. The Buyer understands that the Debentures are being offered and sold, and the Shares are being offered, to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Debentures and to receive an offer of the Shares;

                  e. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Debenture and the offer of the Shares which have been requested by the Buyer, including Annex V hereto. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has also had the opportunity to obtain and to review the Company's (1) Annual Report on Form 10-K for the fiscal year ended October 31, 1997, (2) Quarterly Report on Form 10-Q for the fiscal quarters ended January 31, 1997, and April 30, 1997, (3) Forms 8-K dated July 24, 1997 and August 14, 1997, and
(4) Form S-B2 dated December 12, 1996 (the "Company's SEC Documents").

                  f. The Buyer understands that its investment in the Securities involves a high degree of risk;

                  g. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities;

                  h. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

                  i. Neither the Buyer, nor any affiliate of the Buyer, has any present intention of entering into, any put option, short position, or other similar position with respect to the Debentures or the Shares.

                  j. Notwithstanding the provisions hereof or of the Debentures, in no event (except with respect to an Event of Mandatory Conversion upon the maturity of the Debentures) shall the holder be entitled to convert any Debenture to the extent after such conversion, the sum of (1) the number of shares of Common Stock beneficially owned by the Buyer and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Debenture), and (2) the number of shares of Common Stock issuable upon the conversion of the Debenture with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Buyer and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), except as otherwise provided in clause (1) of such proviso.

                  3. COMPANY REPRESENTATIONS, ETC.

                  The Company represents and warrants to the Buyer that:

                  a. Concerning the Shares. There are no preemptive rights of any stockholder of the Company, as such, to acquire the Common Stock.

                  b. Reporting Company Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary other than those jurisdictions in which the failure to so qualify would not have a material and adverse effect on the business, operations, properties, prospects or condition (financial or otherwise) of the Company. The Company has registered its Common Stock pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Common Stock is listed and traded on the NASDAQ/Small Cap Market. The Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for such listing, and the Company has maintained all requirements for the continuation of such listing.

                  c. Authorized Shares. The Company has sufficient authorized and unissued Shares as may be reasonably necessary to effect the conversion of the Debenture. The Shares have been duly authorized and, when issued upon conversion of, or as interest on, the Debentures, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder.

                  d. Securities Purchase Agreement; Registration Rights Agreement and Stock. This Agreement and the Registration Rights Agreement, the form of which is attached hereto as Annex IV (the "Registration Rights Agreement"), and the transactions contemplated thereby, have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and the Registration Rights Agreement, when executed and delivered by the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally; and the Debentures will be duly and validly authorized and, when executed and delivered on behalf of the Company in accordance with this Agreement, will be a valid and binding obligation of the Company in accordance with its terms, subject to general principles of equity and to bankruptcy, insolvency, moratorium, or other similar laws affecting the enforcement of creditors' rights generally.

                  e. Non-contravention. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company, the issuance of the Securities, and the consummation by the Company of the other transactions contemplated by this Agreement, the Registration Rights Agreement, and the Debentures do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (i) the articles of incorporation or by-laws of the Company, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, including any listing agreement for the Common Stock except as herein set forth,
(iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or (iv) to its knowledge, order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, except such conflict, breach or default which would not have a material adverse effect on the transactions contemplated herein.

                  f. Approvals. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the Stockholders of the Company is required to be obtained by the Company for the issuance and sale of the Securities to the Buyer as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained.

                  g. SEC Filings. None of the SEC Filings contained, at the time they were filed, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made, not misleading. Except as set forth on Annex V hereto, the Company has since [13 Months] timely filed all requisite forms, reports and exhibits thereto with the Securities and Exchange Commission.

                  h. Absence of Certain Changes. Since April 30, 1997, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, or results of operations of the Company, except as disclosed in Annex V or in the documents referred to in Section 2(e) hereof.

                  i. Full Disclosure. There is no fact known to the Company (other than general economic conditions known to the public generally) or as disclosed in the documents referred to in Section 2(e), that has not been disclosed in writing to the Buyer that (i) would reasonably be expected to have a material adverse effect on the business or financial condition of the Company or (ii) would reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement.

                  j. Absence of Litigation. Except as set forth in Annex V hereto, and in the documents referred to in Section 2(e), which the Buyer has reviewed, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the business or financial condition of the Company or the transactions contemplated by this Agreement or any of the documents contemplated hereby or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents.

                  k. Absence of Events of Default. Except as set forth in Annex V hereto and Section 3(e), no Event of Default, as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (as so defined), has occurred and is continuing, which would have a material adverse effect on the Company's financial condition or results of operations.

                  l. Prior Issues. Except as set forth in Annex V, during the twelve (12) months preceding the date hereof, the Company has not issued any convertible securities. The presently outstanding unconverted principal amount of each such issuance as at June 30, 1997 are set forth in Annex V.

                  4. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

                  a. Transfer Restrictions. The Buyer acknowledges that (1) the Debentures have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement, the Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligation to register the Securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

                  b. Restrictive Legend. The Buyer acknowledges and agrees that the Debentures, and, until such time as the Common Stock has been registered under the 1933 Act as contemplated by the Registration Rights Agreement and sold in accordance with an effective registration statement ("Registration Statement"), the Shares issued to the Holder upon conversion of the Debentures shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the Debentures and such Shares):

                  THESE SECURITIES (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                  c. Registration Rights Agreement. The parties hereto agree to enter into the Registration Rights Agreement, in substantially the form attached hereto as Annex IV, on or before the Closing Date.

                  d. Filings. The Company undertakes and agrees to make all necessary filings in connection with the sale of the Debentures to the Buyer under any United States laws and regulations, or by any domestic securities exchange or trading market, and to provide a copy thereof to the Buyer promptly after such filing.

                  e. Reporting Status. So long as the Buyer beneficially owns any of the Debentures, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

                  f. Use of Proceeds. The Company will use the proceeds from the sale of the Debentures (excluding amounts paid by the Company for legal fees and finder's fees in connection with the sale of the Debentures) for internal working capital purposes, and shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership enterprise or other person.

                  g. Option. At the option of the Company, the Buyer agrees to purchase up to an additional $1,300,000 principal amount of Debentures (the "Additional Debentures") in one tranche of $1,300,000, occurring not later than the 30th day after the Effective Date (as defined below) and upon 15 days written demand by the Company, upon the same terms and conditions as those applicable to the Debentures issued pursuant to this Agreement (the "Additional Closing

Date"). Buyer's obligation to purchase the Additional Debentures on the Additional Closing Date shall be contingent upon the satisfaction of the following conditions: On each Additional Closing Date (i) the Registration Statement required to be filed under the Registration Rights Agreement is effective (the "Effective Date"), (ii) the representations and warranties of the Company contained in Section 3 are true and correct in all material respects, and (iii) the Market Price on the Additional Closing Date (as defined in the Debenture) exceeds $1.25 per share. Each such Debenture shall mature on the last day of the twenty-fourth month following its issuance,

                  h. Available Shares. The Company shall have at all times authorized and reserved for issuance, free from preemptive rights, shares of Common Stock sufficient to yield the number of shares of Common Stock issuable at conversion as may be required to satisfy the conversion rights of the Buyer pursuant to the terms and conditions of the Debentures.

                  i. Warrants. The Company agrees to issue to Buyer within thirty (30) days after the Closing Date and each Additional Closing Date, transferable divisible warrants with cashless exercise provisions (the "Warrants") for 50,000 shares of Common Stock for each $1,000,000 principal amount of Debentures. Such Warrants shall bear an exercise price per share of Common Stock equal to 150% of the Market Price, as defined in the Debentures, on the Closing Date, and shall be immediately exercisable and for a period of five
(5) years thereafter, in the form annexed hereto as Annex VI, together with piggy-back registration rights, and demand registration rights.

                  5. TRANSFER AGENT INSTRUCTIONS.

                  a. Promptly following the delivery by the Buyer of the aggregate purchase price for the Debentures in accordance with Section 1(c) hereof, the Company will irrevocably instruct its transfer agent to issue Common Stock from time to time upon conversion of the Debentures in such amounts as specified from time to time by the Company to the transfer agent, bearing the restrictive legend specified in Section 4(b) of this Agreement prior to registration of the Shares under the 1933 Act, registered in the name of the Buyer or its nominee and in such denominations to be specified by the Buyer in connection with each conversion of the Debentures. The Company warrants that no instruction other than such instructions referred to in this Section 5 and stop transfer instructions to give effect to Section 4(a) hereof prior to registration and sale of the Shares under the 1933 Act will be given by the Company to the transfer agent and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Registration Rights Agreement, and applicable law. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Securities. If the Buyer provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration of a resale by the Buyer of any of the Securities in accordance with clause (1)(B) of Section 4(a)

of this Agreement is not required under the 1933 Act, the Company shall (except as provided in clause (2) of Section 4(a) of this Agreement) permit the transfer of the Securities and, in the case of the Shares, promptly instruct the Company's transfer agent to issue one or more certificates for Common Stock without legend in such name and in such denominations as specified by the Buyer.

                  b. Subject to the completeness and accuracy of the Buyer's representations and warranties herein, upon the conversion of any Debenture by a person who is a non-U.S. Person, and following the expiration of any applicable Restricted Period, the Company, shall, at its expense, take all necessary action (including the issuance of an opinion of counsel) to assure that the Company's transfer agent shall issue stock certificates without restrictive legend or stop orders in the name of Buyer (or its nominee (being a non-U.S. Person) or such non-U.S. Persons as may be designated by Buyer) and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion, as applicable. Nothing in this Section 4, however, shall affect in any way Buyer's or such nominee's obligations and agreement to comply with all applicable securities laws upon resale of the Securities.

                  c. The Company will permit the Buyer to exercise its right to convert the Debentures by telecopying an executed and completed Notice of Conversion to the Company and delivering within three business days thereafter, the original Notice of Conversion and the Debentures representing the Shares to the Company by express courier, with a copy to the transfer agent. Each date on which a Notice of Conversion is telecopied to and received by the Company in accordance with the provisions hereof shall be deemed a Conversion Date. The Company will transmit the certificates representing the Shares issuable upon conversion of any Debenture (together with the Debentures representing the Shares not so converted) to the Buyer via express courier, by electronic transfer or otherwise, within three business days after receipt by the Company of the original Notice of Conversion and the Debenture representing the Shares to be converted (the "Delivery Date").

                  d. The Company understands that a delay in the issuance of the Shares of Common Stock beyond the Delivery Date could result in economic loss to the Buyer. As compensation to the Buyer for such loss, the Company agrees to pay late payments to the Buyer for late issuance of Shares upon Conversion in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond five (5) business days from Delivery Date:

                                                   Late Payment For Each
                                                   $10,000 of Debenture
                No. Business Days Late        Principal Amount Being Converted

                         1                       $100
                         2                       $200

                         3                       $300
                         4                       $400
                         5                       $500
                         6                       $600

                         7                       $700
                         8                       $800
                         9                       $900
                        10                       $1,000
                        [Greater than] 10        $1,000 +$200 for each Business
                                                 Day Late beyond 10 days

The Company shall pay any payments incurred under this Section in immediately available funds upon demand. Furthermore, in addition to any other remedies which may be available to the Buyer, in the event that the Company fails for any reason to effect delivery of such shares of Common Stock within five business days after the Delivery Date, the Buyer will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company whereupon the Company and the Buyer shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion.

                  e. Delivery of Common Stock Upon Conversion. Upon receipt of a Notice of Conversion, the Company shall, no later than the later of the (a) third business day following the Conversion Date, and (b) the date of such receipt (the "Delivery Period"), issue and deliver to the Buyer (x) that number of shares of Common Stock issuable upon conversion of that portion of Preferred Stock being converted. In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, upon request of the Buyer and its compliance with the provisions contained in this paragraph, so long as the certificates therefor do not bear a legend and the Buyer thereof is not obligated to return such certificate for the placement of a legend thereon, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Buyer by crediting the account of Buyer's Prime Broker with DTC through its Deposit Withdrawal Agent Commission system.

                  6. DELIVERY INSTRUCTIONS.

                  The Debentures shall be delivered by the Company to the Escrow Agent pursuant to Section 1(b) hereof, or a delivery against payment basis on the Closing Date and on each Additional Closing Date.

                  7. CLOSING DATE.

                  The date and time of the issuance and sale of the Debentures (the "Closing Date" and "Additional Closing Date") shall occur no later than 12:00 Noon, New York time on the first NYSE trading day after the fulfillment or waiver of all closing conditions pursuant to Sections 8 and 9, or such other mutually agreed to time. The closing shall occur on such date at the offices of the Escrow Agent. Notwithstanding anything to the contrary contained herein, the Escrow Agent will be authorized to release the funds representing the Purchase Price for the Debentures, and the Debentures only upon satisfaction of the conditions set forth in Section 8 hereof.

                  8. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

                  The Buyer understands that the Company's obligation to sell the Debentures on the Closing Date and Additional Closing Date to the Buyer pursuant to this Agreement is conditioned upon:

                  a. The receipt and acceptance by the Company of such Agreement as evidenced by execution of this Agreement by the Company for at least One Million Five Hundred Thousand ($1,500,000.00) Dollars in Debentures (or such lesser amount as the Company, in its sole discretion, shall determine);

                  b. Delivery by the Buyer to the Escrow Agent of good funds as payment in full of an amount equal to the purchase price for the Debentures in accordance with Section 1(c) hereof;

                  c. The accuracy on the Closing Date and Additional Closing Date of the representations and warranties of the Buyer contained in this Agreement as if made on the Closing Date and the performance by the Buyer on or before the Closing Date and Additional Closing Date of all covenants and agreements of the Buyer required to be performed on or before the Closing Date and Additional Closing Date;

                  d. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

                  9. CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

                  The Company understands that the Buyer's obligation to purchase the Debentures on the Closing Date and Additional Closing Date is conditioned upon:

                  a. Acceptance by Buyer of an Agreement for the sale of Debentures, as indicated by execution of this Agreement;

                  b. Delivery by the Company to the Escrow Agent of the Debenture in accordance with this Agreement;

                  c. The accuracy in all material respects on the Closing Date and Additional Closing Date of the representations and warranties of the Company contained in this Agreement as if made on the Closing Date and Additional Closing Date and the performance by the Company on or before the Closing Date and Additional Closing Date of all covenants and agreements of the Company required to be performed on or before the Closing Date and Additional Closing Date;

and

                  d. On the Closing Date and Additional Closing Date, the Buyer having received an opinion of counsel for the Company, dated the Closing Date and Additional Closing Date, in form, scope and substance reasonably satisfactory to the Buyer, to the effect set forth in Annex III attached hereto, and the Registration Rights Agreement annexed hereto as Annex IV.

                  10. GOVERNING LAW: MISCELLANEOUS.

                  This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

                  11. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given, (i) on the date delivered, (a) by personal delivery, or (b) if advance copy is given by fax, (ii) seven business days after deposit in the United States Postal Service by regular or certified mail, or (iii) three business days mailing by international express courier, with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

COMPANY:          ALL AMERICAN FOOD GROUP, INC.
                  104 New Era Drive
                  South Plainfield, New Jersey 07080
                  ATT: Mr. Andrew Thorburn
                  Telecopier No.: (908) 757-8857
                  with a copy to:

                  Lehman & Eilen, Esqs.
                  50 Charles Lindbergh Blvd.
                  Uniondale, New York 11553
                  Attention: Hank Gracin, Esq.
                  Telecopier No.: (516) 222-0948

PURCHASER:        At the address set forth on the signature page of this
                  Agreement.

ESCROW AGENT:     Krieger & Prager, Esqs.
                  319 Fifth Avenue
                  New York, New York 10016
                  Telecopier No. (212) 213-2077

                  12. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Company's representations and warranties shall survive the execution and delivery hereof of this Agreement and the delivery of the Debentures and the Purchase Price, and shall inure to the benefit of their respective successors and assigns.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer or one of its officers thereunto duly authorized as of the date set forth below.

AGGREGATE INITIAL PURCHASE PRICE OF SUCH DEBENTURE:  $ 1,300,000

                             SIGNATURES FOR ENTITIES

                  IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf this 16th day of September, 1997.

111 Arlosorov Street                        SOUTH SEAS IMPORT-EXPORT CORP.
------------------------------------        ------------------------------------
Address                                     Printed Name of Subscriber

Tel Aviv, Israel
------------------------------------
                                            By:
                                               ---------------------------------
Telecopier No. __________________              (Signature of Authorized Person)


                                            ------------------------------------
British Virgin Islands                      Printed Name and Title
------------------------------------
Jurisdiction of Incorporation
or Organization

        This Agreement has been accepted as of the date set forth below.

ALL AMERICAN FOOD GROUP, INC.

By:  /s/ Andrew Thorburn
     ------------------------------------

Title: Chairman & CEO
       ----------------------------------

Date:  September 16, 1997
       ----------------------------------

         ANNEX I           FORM OF DEBENTURE

         ANNEX II          JOINT ESCROW INSTRUCTIONS

         ANNEX III         OPINION OF COUNSEL

         ANNEX IV          REGISTRATION RIGHTS AGREEMENT

         ANNEX V           COMPANY DISCLOSURE MATERIALS

         ANNEX VI          FORM OF WARRANT

                                                                         ANNEX I
                                                                         -------

                                FORM OF DEBENTURE

         THESE SECURITIES (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

No.        97-1                                            US $ 1,300,000
         ------------                                         ----------------

                          ALL AMERICAN FOOD GROUP, INC.

                 6% CONVERTIBLE DEBENTURE DUE SEPTEMBER 30, 1999

         THIS DEBENTURE is one of a duly authorized issue up to $2,600,000 in Debentures of ALL AMERICAN FOOD GROUP, INC., a corporation duly organized and existing under the laws of the State of New Jersey (the "Company") designated as its 6% Convertible Debenture Due September 30,1999.

         FOR VALUE RECEIVED, the Company promises to pay to SOUTH SEAS IMPORT-EXPORT CORP., the registered holder hereof (the "Holder"), the principal sum of ONE MILLION THREE HUNDRED THOUSAND and 00/100 (US $1,300,000) Dollars on September 30, 1999 (the "Maturity Date") and to pay interest on the principal sum outstanding from time to time in arrears upon conversion as provided herein on September 30, 1999 at the rate of 6% per annum accruing from the date of initial issuance. Accrual of interest shall commence on the first such business day to occur after the date hereof until payment in full of the principal sum has been made or duly provided for. Subject to the provisions of Paragraph 4 below, the principal of, and interest on, this Debenture are payable at the option of the Holder, in shares of Common Stock $.01 par value per share of the Company ("Common Stock"), or in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Debenture Register of the Company as designated in writing by the Holder from time to time. The Company will pay the principal of and interest upon this Debenture on the Maturity Date, less any amounts required by law to be deducted, to the registered holder of this Debenture as of the tenth day prior to the Maturity Date and addressed to such holder as the last address appearing on the Debenture Register. The forwarding of such check shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Debenture to the extent of the sum represented by such check plus any amounts so deducted.

         This Debenture is subject to the following additional provisions:

         1. The Debentures are issuable in denominations of Fifty Thousand Dollars (US$50,000) and integral multiples thereof. The Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holders surrendering the same. No service charge will be made for such registration or transfer or exchange.

         2. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith.

         3. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws. In the event of any proposed transfer of this Debenture, the Company may require, prior to issuance of a new Debenture in the name of such other person, that it receive reasonable transfer documentation including opinions that the issuance of the Debenture in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.


         4. A. Subject to Section 4B and 4C, the Holder of this Debenture is entitled, at its option, to convert at any time commencing the earlier of (a) sixty (60) days after the Issuance Date, or (b) the effective date of the Registration Statement filed pursuant to the Registration Rights Agreement between the Company and the Holder, or the Holder's predecessor in interest, the principal amount of this Debenture, provided that the principal amount is at least US $10,000 (unless if at the time of such election to convert the aggregate principal amount of all Debentures registered to the Holder is less that Ten Thousand Dollars (US $10,000), then the whole amount thereof) into shares of Common Stock of the Company at a conversion price for each share of Common Stock equal to the lesser of (a) 100% of the Market Price on the Issuance Date, and (b) (i) 82% of the Market Price on the Conversion Date if such date is between sixty (60) and ninety (90) days from the date hereof; (ii) 80% of the Market Price if the date is between ninety-one (91) and one hundred twenty (120) days from the date hereof; (iii) 77.5% of the Market Price if the date is between one hundred twenty-one (121) and one hundred fifty (150) days from the date hereof; or (iv) 75% of the Market Price thereafter. For purposes of this
Section 4, the Market Price shall be the average closing bid price of the Common Stock on the five (5) trading days immediately preceding the Closing Date or Conversion Date, as may be applicable, as reported by the National Association of Securities Dealers, or the closing bid price on the over-the-counter market on such date or, in the event the Common Stock is listed on a stock exchange, the Market Price shall be the closing price on the exchange on such date, as reported in the Wall Street Journal. Conversion shall be effectuated by surrendering the Debentures to be converted to the Company with the form of conversion notice attached hereto as Exhibit A, executed by the Holder of the Debenture evidencing such Holder's intention to convert this Debenture or a specified portion (as above provided) hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. Interest accrued or accruing from the date of issuance to the date of conversion shall, at the option of the Company, be paid in cash or Common Stock upon conversion at the Conversion Rate. No fraction of Shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which notice of conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder has delivered this Debenture, with the conversion notice duly executed, to the Company or, the date set forth in such facsimile delivery of the notice of conversion if the Debenture is received by the Company within three (3) business days therefrom. Facsimile delivery of the conversion notice shall be accepted by the Company at telephone number (908-575-8857); ATTN: A. Thornbury). Certificates representing Common Stock upon conversion will be delivered within three (3) business days from the date the notice of conversion with the original Debenture is delivered to the Company.

                  B.       (i)      The Company shall have the right to redeem
                                    any Debentures for which a Notice of
                                    Conversion has not theretofore been
                                    submitted by delivering a Notice of
                                    Redemption to the Holder of the Debenture.

                           (ii) The redemption price shall be calculated so that the Holder will realize the full economic benefit that the Holder would derive from converting the securities into Common Stock and immediately selling the Common Stock on the date of delivery of the Notice of Redemption, and shall be paid to the Holder within ten (10) days from the date of the Notice of Redemption, except with respect to any Debentures for which a Notice of Conversion is submitted to the Company, within five (5) business days of the Holder's receipt of the Company's Notice of Redemption. Furthermore, in the event such payment is not timely made, any rights of the Company to redeem the Debenture shall terminate, and the Notice of Redemption shall be null and void.

                  C. The Company shall have the right to require, by written notice to the Holder of this Debenture at least ten (10) days prior to the Maturity Date, that the Holder of this Debenture exercise its right of conversion with respect to all or that portion of the principal amount and interest outstanding on the Maturity Date.

         5. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of,

and interest on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture and all other Debentures now or hereafter issued of similar terms are direct obligations of the Company.

         6. No recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         7. In the event that an Event of Default occurs pursuant to Section 12 hereof, then, provided the Holder is not a U.S. Person as that term is defined under the Regulation S of the Act, the Holder may, at is option, convert the principal amount and accrued interest under this Debenture into shares of Common Stock in accordance with the terms of this Debenture. In such event, the shares of Common Stock shall be issued pursuant to Regulation S and shall be transferable in accordance with the provisions of Regulation S as set forth below. Upon the conversion of any Debenture pursuant to this provision, the Company shall instruct its transfer agent to issue in the name of the holder, or such non-U.S. Person as the Holder designates, a certificate or certificates representing the shares issuable upon such conversion. The certificates issued shall either be without legend, or may contain a self-liquidating legend at the end of the restricted period under Regulation S (the "Restricted Period"). The Company warrants that the only restriction it will impose in the certificate(s) with its transfer agent will be to monitor the Restricted Period and that following the Restricted Period, to the full extent permitted by applicable law, the shares will otherwise be freely transferable on the books and records of the Company. Nothing in this Section 9 shall affect in any way the Holder's, or the Holder's nominee's, obligation and agreements to comply with all applicable securities laws upon resale of the Common Stock.

         8. If the Company merges or consolidates with another corporation or sells or transfers all or substantially all of its assets to another person and the holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such merger, consolidation, sale or transfer, the Company and any such successor, purchaser or transferee agree that the Debenture may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation, sale or transfer by a holder of the number of shares of Common Stock into which this Debenture might have been converted immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable. In the event of any proposed merger, consolidation or sale or transfer of all or substantially all of the assets of the Company (a "Sale"), the Holder hereof shall have the right to convert by delivering a Notice of Conversion to the Company within fifteen (15) days of receipt of notice of such Sale from the Company. In the event the Holder hereof shall elect not to convert, the Company may prepay all outstanding principal and accrued interest on this Debenture, less all amounts required by law to be deducted, upon which tender of payment following such notice, the right of conversion shall terminate.

         9. The Holder of the Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the Shares of Common Stock issuable upon conversion thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

         10. This Debenture shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions.

         11. The Holder of the Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the Shares of Common Stock issuable upon conversion thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

         12. The following shall constitute an "Event of Default":

                  a. The Company shall default in the payment of principal or interest on this Debenture and such default shall remain unremedied for five (5) business days after the Company has been notified of the default in writing by a Holder; or

                  b. Any of the representations or warranties made by the Company herein, in the Securities Purchase Agreement, or in any certificate or financial or other written statements furnished by the Company in connection with the execution and delivery of this Debenture or the Securities Purchase Agreement shall be false or misleading in any material respect at the time made; or

                  c: The Company fails to issue shares of Common Stock to the Holder or to cause its Transfer Agent to issue shares of Common Stock upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Debenture, fails to transfer or to cause its Transfer Agent to transfer any certificate for shares of Common Stock issued to the

                           Holder upon conversion of this Debenture and when required by this Debenture or the Registration Rights Agreement, or fails to remove any restrictive legend or to cause its Transfer Agent to transfer on any certificate or any shares of Common Stock issued to the Holder upon conversion of this Debenture as and when required by this Debenture, the Securities Purchase Agreement or the Registration Rights Agreement and any such failure shall continue uncured for five (5) business days after the Company has been notified of such failure in writing by Holder.

                  d. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Debenture and such failure shall continue uncured for a period of thirty (30) days after written notice from the Holder of such failure; or

                  e. The Company shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

                  f. A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

                  g. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

                  h. Any money judgment, writ or warrant of attachment, or similar process in excess of Two Hundred Thousand ($200,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty(60) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

                  i. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

                  j. The Company shall have its Common Stock suspended or delisted from an exchange or over-the-counter market from trading for in excess of five trading days.

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

         13. Nothing contained in this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated:                    , 1997
       -------------------
                                ALL AMERICAN FOOD GROUP, INC.

                                By:
                                   ---------------------------------------


                                ------------------------------------------
                                (Print Name)

                                -----------------------------------------
                          (Title)

                                    EXHIBIT A

                              NOTICE OF CONVERSION

   (To be Executed by the Registered Holder in order to Convert the Debenture)

         The undersigned hereby irrevocably elects to convert $ ________________ of the principal amount of the above Debenture No. ___ into shares of Common Stock of ALL AMERICAN FOOD GROUP, INC. (the "Company") according to the conditions hereof, as of the date written below. In converting the Debenture No. ______________, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not a nominee for any other party, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended.

Date of Conversion* ___________________________________________________________

Applicable Conversion Price  __________________________________________________

Signature _____________________________________________________________________
                                    [Name]

Address: ______________________________________________________________________

         ______________________________________________________________________

* This original Debenture and Notice of Conversion must be received by the Company by the third business date following the Date of Conversion.

                                                                        ANNEX IV

                          REGISTRATION RIGHTS AGREEMENT

                  THIS REGISTRATION RIGHTS AGREEMENT, dated as of September _____, 1997 (this "Agreement"), is made by and between ALL AMERICAN FOOD GROUP, INC., a New Jersey corporation (the "Company"), and the entity named on the signature page hereto (the "Initial Investor").

                              W I T N E S S E T H:

                  WHEREAS, upon the terms and subject to the conditions of the Securities Purchase Agreement, dated as of September ______, 1997, between the Initial Investor and the Company (the "Securities Purchase Agreement"), the Company has agreed to issue and sell to the Initial Investor one or more 6% Convertible Debentures of the Company, in an aggregate principal amount not exceeding $2,600,000 (collectively, the "Debentures"), and warrants to purchase up to 100,000 shares of Common Stock, which Debentures will be convertible into shares of the common stock, $.01 par value (the "Common Stock"), of the Company (the "Conversion Shares") upon the terms and subject to the conditions of such Debentures, and the Warrants will be exercisable for shares of Common Stock (the "Warrant Shares"); and

                  WHEREAS, to induce the Initial Investor to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), with respect to the Conversion Shares and Warrant Shares;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investor hereby agrees as follows:

                           1. Definitions.

                                (1)          As used in this Agreement, the
                                    following terms shall have the following meanings:

                  (i) "Investor" means the Initial Investor and any permitted transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

                  (ii) "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

                  (iii) "Potential Material Event" means any of the following:
(a) the possession by the Company of material information not ripe for disclosure in a registration statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information in the registration statement would be detrimental to the business and affairs of the Company; or (b) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Board of Directors of the Company that the registration statement would be materially misleading absent the inclusion of such information.

                  (iv) "Registrable Securities" means the Conversion Shares and the Warrant Shares.

                  (v) "Registration Statement" means a registration statement of the Company under the Securities Act.

                                (2)          Capitalized terms used herein and
                                    not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

                           2. Registration.

                                (1)          Mandatory Registration. The Company
                                    shall prepare and file with the SEC, no
                                    later than forty-five (45) days following the initial Closing Date under the Securities Purchase Agreement, either a Registration Statement on Form SB-2 registering for resale by the Investor a sufficient number of shares of Common Stock for the Initial Investors (or such lesser number as may be required by the SEC, but in no event less than the number of shares into which the Debentures would be convertible and the Warrants exercisable at the time of filing of the Form SB-2, or an amendment to any pending Company Registration Statement on Form SB-2, which Registration Statement shall be declared effective no later than 90 days after the Closing Date. If at any time the number of shares of Common Stock into which the Debentures may be converted exceeds the aggregate number of shares of Common Stock then registered, the Company shall, within ten (10) business days after receipt of a written notice from any Investor, either (i) amend the Registration

                                    Statement filed by the Company pursuant to the preceding sentence, if such Registration Statement has not been declared effective by the SEC at that time, to register all shares of Common Stock into which the Debentures may be converted, or (ii) if such Registration Statement has been declared effective by the SEC at that time, file with the SEC an additional Registration Statement on Form SB-2 to register the shares of Common Stock into which the Debentures may be converted that exceed the aggregate number of shares of Common Stock already registered.

                                (2)          Payments by the Company. If the
                                    Registration Statement covering the
                                    Registrable Securities required to be filed by the Company pursuant to Section 2(a) hereof is not effective within the earlier of (a) 5 days after notice by the SEC that it may be declared effective or (b) ninety
                                    (90) days following the initial Closing Date
                                    (the Required Effective Date"), or after a
                                    Suspension Period (except as provided by the last sentence of section 2a), then the Company will make payments to the Initial Investor in such amounts and at such times as shall be determined pursuant to this
                                    Section 2(b). The amount to be paid by the Company to the Initial Investor shall be determined as of each Computation Date, and such amount shall be equal to two (2%) percent of the purchase price paid by the Initial Investor for all Debentures then purchased and outstanding pursuant to the Securities Purchase Agreement for any period from the Required Effective Date and three (3%) percent to each Computation Date thereafter, until the Registration Statement is declared effective by the SEC (the "Periodic Amount"). The full Periodic Amount shall be paid by the Company in immediately available funds within three business days after each Computation Date. Notwithstanding the foregoing, the amounts payable by the Company pursuant to this provision shall not be payable to the extent any delay in the effectiveness of the Registration Statement occurs because of an act of, or a failure to act or to act timely by the Initial Investor or its counsel, or in the event all of the Registrable Securities may be sold pursuant to Rule 144 or another available exemption under the Act.

                  As used in this Section 2(b), the following terms shall have the following meanings:

                  "Computation Date" means the date which is thirty (30) days after the Required Effective Date (except as provided by the last sentence of section 2(a)), and, if the Registration Statement required to be filed by the Company pursuant to Section 2(a) has not theretofore been declared effective by the SEC, each date which is thirty (30) days after the previous Computation Date (pro rated for partial periods) until such Registration Statement is so declared effective.

                  3.                Obligations of the Company. In connection
                           with the registration of the Registrable Securities, the Company shall do each of the following.

                                (1)          Prepare promptly, and file with the
                                    SEC by forty-five (45) days after the
                                    initial Closing Date, a Registration
                                    Statement with respect to not less than the number of Registrable Securities provided in
                                    Section 2(a), above, and thereafter use its reasonable best efforts to cause each Registration Statement relating to Registrable Securities to become effective the earlier of (a) 5 days after notice by the SEC that it may be declared effective or
                                    (b) ninety (90) days following the initial
                                    Closing Date, and keep the Registration
                                    Statement effective at all times until the earliest (the "Registration Period") of (i) the date that is two years after the Closing Date (ii) the date when the Investors may sell all Registrable Securities under Rule 144 or (iii) the date the Investors no longer own any of the Registrable Securities, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

                  (b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration effective at all times during the

Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

                  (c) The Company shall permit a single firm of counsel designated by the Initial Investors to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects.

                  (d) Furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel identified to the Company, (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of the Registration Statement, each preliminary prospectus and prospectus, and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

                  (e) As promptly as practicable after becoming aware of such event, notify each Investor of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

                  (f) As promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of a Notice of Effectiveness or any notice of effectiveness or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time;

                  (g) Notwithstanding the foregoing, if at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies the Investors in writing of the existence of a Potential Material Event, the Investors shall not offer or sell any Registrable Shares, or engage in any other transaction involving or relating to the Registrable Shares, from the time of the giving of notice with respect to a Potential Material Event until such Investor receives written notice from the Company that such Potential Material Event either has been disclosed tot he public or no longer constitutes a Potential Material Event; provided, however, that the Company may not so suspend the right to such holders of Registrable Shares for more than two twenty
(20) day period in the aggregate during any 12-month period ("Suspension Period") with at least a ten (10) business day interval between such periods, during the periods the Registration Statement is required to be in effect.

                  (h) Use its reasonable efforts to secure designation of all the Registrable Securities covered by the Registration Statement as a National Association of Securities Dealers Automated

Quotations System ("NASDAQ") "Small Capitalization" within the meaning of Rule 11Aa2-1 of the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the quotation of the Registrable Securities on the NASDAQ Small Cap Market; or if, despite the Company's reasonable efforts to satisfy the preceding clause, the Company is unsuccessful in doing so, to secure NASDAQ/OTC Bulletin Board authorization and quotation for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities;

                  (i) Provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

                  (j) Cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts as the case may be, as the Investors may reasonably request, and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an appropriate instruction and opinion of such counsel; and

                  (k) Take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement.

                        4.          Obligations of the Investors. In connection
                           with the registration of the Registrable Securities, the Investors shall have the following obligations:

                                (1)          It shall be a condition precedent
                                    to the obligations of the Company to
                                    complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the
                                    Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor (the "Requested Information") if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement. If at least two (2) business days prior to the filing date the Company has not received the Requested Information from an Investor (a "Non-Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor;

                                (2)          Each Investor by such Investor's
                                    acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement; and

                                (3)          Each Investor agrees that, upon
                                    receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f), above, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction)

                                    all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

                        5.          Expenses of Registration. All reasonable
                           expenses, other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to
                           Section 3, but including, without limitation, all registration, listing, and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company, and a fee for a single counsel for the Investor not exceeding $3,500 shall be borne by the Company.

                        6.          Indemnification. In the event any
                           Registrable Securities are included in a Registration Statement under this Agreement:

                                (1)          To the extent permitted by law, the
                                    Company will indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person" or "Indemnified Party"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations").

                                    Subject to clause (b) of this Section 6, the Company shall reimburse the Investors, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not (I) apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, (II) be available to the extent such Claim is based on a failure of the Investor to deliver or cause to be delivered the prospectus made available by the Company; or (III) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Each Investor will indemnify the Company and its officers, directors and agents against any claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of such Investor, expressly for use in connection with the preparation of the Registration Statement, subject to such limitations and conditions as are applicable to the Indemnification provided by the Company to this Section 6. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

                                (2)          Promptly after receipt by an
                                    Indemnified Person or Indemnified Party
                                    under this Section 6 of notice of the
                                    commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this
                                    Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be. In case any such action is brought against any Indemnified Person or Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such Indemnified Person or Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Person or Indemnified Party under this Section 6 for any legal or other reasonable out-of-pocket expenses subsequently incurred by such Indemnified Person or Indemnified Party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action of its final conclusion.
                                    The Indemnified Person or Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and reasonable out-of-pocket expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the Indemnified Person or Indemnified Party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

                                 7.          Contribution. To the extent any
                                    indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that
                                    (a) no contribution shall be made under
                                    circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
                                    Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation; and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

                        8.          Reports under Exchange Act. With a view to
                           making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

                                (1)          make and keep public information
                                    available, as those terms are understood and defined in Rule 144;

                                (2)          file with the SEC in a timely
                                    manner all reports and other documents
                                    required of the Company under the Securities
                                    Act and the Exchange Act; and

                                (3)          furnish to each Investor so long as
                                    such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to

                                    Rule 144 without registration.

                        9.          Assignment of the Registration Rights. The
                           rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to any transferee of the Registrable Securities (or all or any portion of any Debenture of the Company which is convertible into such securities) only if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, and (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein. In the event of any delay in filing or effectiveness of the Registration Statement as a result of such assignment, the Company shall not be liable for any damages arising from such delay, or the payments set forth in Section 2(c) hereof.

                       10.          Amendment of Registration Rights. Any
                           provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold an eighty (80%) percent interest of the Registrable Securities. Any amendment or waiver effected in accordance with this
                           Section 10 shall be binding upon each Investor and the Company.

                       11.          Miscellaneous.

                                (1)          A person or entity is deemed to be
                                    a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                                (2)          Notices required or permitted to be
                                    given hereunder shall be in writing and
                                    shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by telephone line facsimile transmission, receipt confirmed, or other means) or sent by certified mail, return receipt requested, properly addressed and with proper postage pre-paid (i) if to the Company, ALL AMERICAN FOOD GROUP, INC., 104 New Era Drive, South Plainfield, New Jersey 07080, ATT: Mr. Andrew Thorburn, Telecopier
                                    No.: (908) 757-8857; with a copy to Lehman &

                                    Eilen, Esqs., 50 Charles Lindbergh Blvd.,
                                    Uniondale, New York 11553, Attention: Hank
                                    Gracin, Esq., Telecopier No.: (516)
                                    222-0948; (ii) if to the Initial Investor, at the address set forth under its name in the Securities Purchase Agreement, with a copy to Samuel Krieger, Esq., Krieger & Prager, 319 Fifth Avenue, Third Floor, New York, NY 10016 and (iii) if to any other Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11(b), and shall be effective, when personally delivered, upon receipt and, when so sent by certified mail, four (4) calendar days after deposit with the United states Postal Service.

                                (3)          Failure of any party to exercise
                                    any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                                (4)          This Agreement shall be governed by
                                    and interpreted in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the

                                    City of New York in connection with any
                                    dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

                                (5)          This Agreement constitutes the
                                    entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

                                (6)          Subject to the requirements of
                                    Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

                                (7)          All pronouns and any variations
                                    thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

                                (8)          The headings in this Agreement are
                                    for convenience of reference only and shall not limit or otherwise affect the meaning thereof.


                  (i) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  (j) Neither party shall be liable for consequential damages.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                          ALL AMERICAN FOOD GROUP, INC.

                          By:
                             --------------------------------------
                          Name:
                          Title:

                         SOUTH SEAS IMPORT-EXPORT CORP.

                         By:
                             --------------------------------------
                         Name:
                         Title:

                                                                        ANNEX VI

                                 FORM OF WARRANT

         THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE REOFFERED AND SOLD ONLY IF SO REGISTERED OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH HEREIN.

                  EXERCISABLE AT ANY TIME UNTIL 5:00 P.M., NEW
                    YORK CITY TIME, ON THE FIFTH ANNIVERSARY
                OF THE EXPIRATION DATE OR, IF NOT A BUSINESS DAY,
                     THE IMMEDIATELY FOLLOWING BUSINESS DAY
              UNLESS EXTENDED PURSUANT TO THIS WARRANT CERTIFICATE.

No. 2

                          ALL AMERICAN FOOD GROUP, INC.

                               WARRANT CERTIFICATE

                       Warrant Certificate for One Warrant
                   to Purchase 175,000 shares of Common Stock
                        of All American Food Group, Inc.

         This Warrant Certificate certifies that, for value received, South Seas Import-Export Corp., or registered assigns (the "Holder"), is the owner of one Warrant (as defined below), which entitles the Holder to purchase at any time from and after the date hereof and until 5:00 p.m., New York City time, on the fifth anniversary of the issue date or, if not a business day, the immediately following business day, at the purchase price equal to $______ (130% of the closing bid price of the Common Stock at the end of trading on September __, 1997) (the "Exercise Price"), up to an aggregate of _______ shares of common stock, par value $.01 per share (the "Common Stock"), of All American Food Group, Inc., a New Jersey corporation (the "Company"). The number of shares purchasable upon exercise of the Warrants and the Exercise Price shall be subject to adjustment from time to time as herein provided. In this Warrant Certificate, the right to purchase each share of Common Stock is referred to as a "Warrant"; the shares of Common Stock or, pursuant to the terms hereof, other securities, issuable upon exercise of the Warrants are referred to as the "Warrant Shares."

         The Warrants are subject to the following terms, conditions and provisions:

         SECTION 1. Registration; Transferability; Exchange of Warrant Certificate.

         1.1 Registration. The Company shall number and register each Warrant in a register (the "Warrant Register") maintained at the office of the Company (the "Office") as they are issued by the Company. The Company shall be entitled to treat the Holder of any Warrant as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration of transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with knowledge of such facts that its participation therein amounts to bad faith.

         1.2 Transfer. Subject to compliance with the restrictions on transfer set forth herein and in Section 3 hereof, the Warrants shall be transferable only on the Warrant Register maintained at the Office upon delivery thereof duly endorsed by the Holder or by his, her or its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, the original power of attorney, duly approved, or a copy thereof, duly certified, shall be deposited and remain with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and to remain with the Company in its discretion.

         1.3 Exchange of Warrant Certificates. Subject to the provisions herein, each Warrant Certificate may be exchanged for another Warrant Certificate(s) entitling the Holder to purchase a like aggregate number of Warrant Shares as this Warrant Certificate then entitles such Holder to purchase. If the Holder desires to exchange this Warrant Certificate, it shall make such request in writing and deliver it to the Company, and shall surrender, properly endorsed, this Warrant Certificate. Thereupon, the Company shall sign and deliver to the person entitled thereto a new Warrant Certificate as so requested.

         SECTION 2. Terms of Warrants; Exercise of Warrants.

         2.1 Terms of Warrants. Subject to the terms of this Warrant Certificate, each Holder shall have the right, which may be exercised at any time from the date hereof until 5:00 p.m., New York City time, on the fifth anniversary of the issue date or, if not a business day, the immediately following business day (the "Expiration Date") to purchase from the Company (and the Company shall issue and sell to the Holder of the Warrant) up to an aggregate of _______ fully paid and nonassessable Warrant Shares or such other number of Warrant Shares which the Holder may at the time be entitled to purchase in accordance with this Warrant Certificate. Each Warrant not exercised prior to 5:00 p.m., New York City time, on the Expiration Date shall become void, and all rights under this Warrant Certificate shall cease as of such time.

         2.2 Exercise of Warrants. The Warrants evidenced by this Warrant Certificate may be exercised in whole or in part upon surrender to the Company, at its Office, of this Warrant Certificate, with the Purchase Form attached hereto duly completed and signed, and upon payment to the Company of the Exercise Price for the number of Warrant Shares in respect of which such

Warrants are then exercised. Payment of the aggregate Exercise Price shall be at the option of the Holder in cash or by bank check payable to the order of the Company or a combination thereof.

         Subject to Section 3 hereof, upon the surrender of this Warrant Certificate, with the Purchase Form duly executed and payment of the Exercise Price as aforesaid, the Company shall cause to be issued and delivered with all reasonable dispatch to or upon the written order of the Holder and in such name or names as the Holder may designate a certificate(s) for the number of Warrant Shares so purchased, together, at the option of the Company as provided in
Section 7 hereof, with cash in respect of any fractional Warrant Shares otherwise issuable upon such surrender. Such certificate(s) shall be deemed to have been issued as of the date of the surrender of this Warrant Certificate and payment of the Exercise Price, as aforesaid. The rights of purchase represented by this Warrant Certificate shall be exercisable, at the election of the Holder, either in full at any time or from time to time in part prior to the Expiration Date. In the event that the Holder of this Warrant Certificate shall exercise fewer than all the Warrants evidenced hereby at any time prior to the Expiration Date, a new Warrant Certificate evidencing the remaining unexercised Warrant(s) shall be issued.

         2.3 Exercise Price. The price per share at which each Warrant Share shall be purchased upon exercise of each Warrant shall be equal to $______ (130% of the closing bid price of the Common Stock at the end of trading on September __, 1997), subject to adjustment pursuant to Section 6 hereof.

         SECTION 3. Payment of Taxes. The Company covenants and agrees that it will pay when due and payable all documentary, stamp and other taxes, if any, which may be payable in respect of the issuance or delivery of any Warrant or of the Warrant Shares purchasable upon the exercise of such Warrants; provided, however, that the Company shall not be required to pay any tax or other governmental charge which may be payable in respect of any transfer involved in the transfer or delivery of any warrant or the issuance or delivery of certificates for Warrant Shares in a name other than that of the Holder of such Warrants.

         SECTION 4. Mutilated or Missing Warrants. In the event this Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and in substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest, but only upon, in the event of a lost, stolen or destroyed certificate, receipt of evidence satisfactory to the Company of such loss, theft or destruction. An applicant for such a substitute Warrant Certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

         SECTION 5. Reservation and Availability of Warrant Shares; Purchase and Cancellation of Warrants.

         5.1 Reservation of Warrant Shares. (a) The Company shall at all times reserve and keep available free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock, for the purpose of enabling it to satisfy any obligations to issue the Warrant Shares upon exercise of Warrants, the full number of Warrant Shares deliverable upon the exercise of all outstanding Warrants evidenced by this Warrant Certificate. The Company or, if appointed, the transfer agent for the Common Stock and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid (each, a "Transfer Agent") will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Warrant Certificate on file with each Transfer Agent. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto which are transmitted to the Holder pursuant to
Section 6 hereof.

         (b) The Company covenants that all Warrant Shares issuable upon exercise of Warrants will, upon issuance, be fully paid, nonassessable and free from preemptive rights and free from all taxes, liens, charges, and security interests with respect to the issuance thereof.

         (c) Before taking any action which would cause an adjustment pursuant to Section 6 reducing the Exercise Price, the Company will take any and all corporate action which may, in the opinion of its counsel (which may be counsel employed by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

         5.2 Warrant Shares Record Date. Each person in whose name any stock certificate for Warrant Shares is issued shall for all purposes be deemed to have become the holder of record of the Warrant Shares represented thereby on, and such stock certificate shall be dated the date upon which this Warrant Certificate was duly surrendered and payment of the Exercise Price (and any applicable transfer taxes) was made.

         5.3 Purchase of Warrants by the Company. The Company shall have the right, except as limited by law, other agreements or herein, to purchase or otherwise acquire in negotiated transactions Warrants evidenced hereby at such times, in such manner and for such consideration as it may deem appropriate.

         5.4 Cancellation of Warrants. Any Warrant Certificate surrendered for exchange, substitution, transfer or exercise in whole or in part shall be canceled by the Company and retired.

         SECTION 6. Adjustment of Number of Warrant Shares and Exercise Price. The number and kind of securities purchasable upon the exercise of each Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of certain events as hereinafter described.

         6.1 Mandatory Adjustments. The number and kind of securities purchasable upon the exercise of each Warrant and the Exercise Price shall be subject to adjustment as follows:

                  (a) In case the Company shall (i) declare or pay a dividend on its outstanding Common Stock in shares of Common Stock or make a distribution to all holders of its outstanding Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of its shares of Common Stock other securities of the Company (including any such reclassification in connection with a consolidation, merger or other business combination in which the Company is the surviving corporation), the number and kind of Warrant Shares purchasable upon exercise of each Warrant shall be adjusted so that the Holder of each Warrant upon exercise thereof shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company that the Holder would have owned or have been entitled to receive after the happening of any of the events described above had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective on the date of the dividend payment, subdivision, combination or issuance retroactive to the record date with respect thereto, if any, for such event. Such adjustment shall be made successively whenever such an issuance is made.

                  (b) No adjustment in the number of Warrant Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of Warrant Shares purchasable upon the exercise of each Warrant; provided, however, that any adjustments which by reason of this Section 6.1(b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share. No adjustment need be made for a change in the par value of the Warrant Shares.

         6.2 Voluntary Adjustment by the Company. The Company may at its option, at any time during the term of the Warrants, reduce the then current Exercise Price to any amount deemed appropriate by the Board of Directors of the Company; provided that if the Company elects so to reduce the then current Exercise Price, such reduction shall remain in effect for at least a 15-day period, after which time the Company may, at its option, reinstate the Exercise Price in effect prior to such reduction.

         6.3 Notice of Adjustment. Upon any adjustment of the number of Warrant Shares purchasable upon the exercise of each Warrant or the Exercise Price of such Warrant, as herein provided, the Company shall promptly mail within 10 days thereafter by first class mail, postage prepaid, to each Holder a notice of such adjustment(s) and a certificate of the Chief Financial Officer of the Company, accompanied by the report thereon by a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants for the Company), setting forth in reasonable detail (i) the number of Warrant Shares purchasable upon the exercise of each Warrant and the Exercise Price of such Warrant after such adjustment(s), (ii) a brief statement of the facts requiring such adjustment(s) and (iii) the computation by which such adjustment(s) was made.

         6.4 No Adjustment for Dividends. Except as provided in Section 6.1 hereof, no adjustment in respect of any dividends or other payments or distributions made to holders of securities issuable upon exercise of Warrants shall be made during the term of a Warrant or upon the exercise of a Warrant.

         6.5 Preservation of Purchase Rights Upon Merger, Consolidation, etc. In case of any consolidation of the Company with or merger of the Company into another person (whether or not the Company is the surviving corporation), or in the case of any sale, transfer or lease to another person of all or substantially all the property of the Company, the Company or such successor or purchasing person, as the case may be, shall deliver to the Holder an undertaking that the Holder shall have the right thereafter upon payment of the Exercise Price in effect immediately prior to such action to purchase upon exercise of each Warrant the kind and amount of securities, cash and property which the Holder would have owned or have been entitled to receive after the happening of such consolidation, merger, sale, transfer or lease had such Warrant been exercised immediately prior to such action, and if the successor or purchasing person is not a corporation, such person shall provide appropriate tax indemnification with respect to such shares and other securities and property so that, upon exercise of the Warrants, the Holder thereof would have the same benefits he otherwise would have had if such successor or purchasing person were a corporation. Such undertaking shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6. The provisions of this Section 6.5 shall similarly apply to successive consolidations, mergers, sales, transfers or leases.

         6.6 Statement on Warrants. Irrespective of any adjustments in the number or kind of securities purchasable upon the exercise of the Warrants or the Exercise Price, any Warrant Certificate theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant Certificate.

         SECTION 7. Fractional Interests. The Company shall issue, upon request of the Holder, fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by a Holder, the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would be issuable on the exercise of any Warrant (or specified portion thereof), the Company may, in its sole discretion, issue such fraction of a Warrant Share or pay to the Holder of the Warrant an amount in cash equal to the then current market price per share of Common Stock computed as of the trading day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction (but in no event less than an amount equal to such fraction multiplied by the Exercise Price in effect at such time) or if the Common stock is not then currently traded such amount as the Board of Directors of the Company shall in good faith determine.

         SECTION 8. Registration Rights.

         8.1 General. The Company has agreed that after the 60th day following the date hereof, the Company shall file a registration statement with the Securities and Exchange Commission (the "Commission") under the Securities Act providing for the public sale of all of the Warrant Shares.

         8.2 Procedures. The following provisions shall also be applicable to any such registration statement utilized pursuant to this Section 8:

                  (i) The registered holders whose shares of Warrant Shares are to be included in any such registration statement (the "Sellers") shall furnish the Company with such appropriate information (relating to the intentions of such holders) in connection therewith as the Company shall reasonably request in writing. Following the effective date of the registration statement, the Company shall upon the request of any Seller forthwith supply such reasonable number of prospectuses meeting the requirements of the Securities Act as shall be requested by such Seller to permit such Seller to make a public offering of all the securities of such Seller included therein. The Company shall use reasonable efforts (i) to keep such registration statement current until resales of such securities are permitted pursuant to Rule 144 under the Securities Act (or, if earlier, until all such securities are sold pursuant to the registration statement); (ii) to qualify such securities for sale in such states as the Sellers shall reasonably designate at the cost and expense of the Company provided that no such qualification shall be required in any jurisdiction where, as a result thereof, the Company would be subject to service of general process or to taxation as a foreign corporation doing business in such jurisdiction to which it is not then subject; and (iii) to qualify such offering, at the cost and expense of the Company with the National Association of Securities Dealers, Inc., if applicable.

                  (ii) The Company shall indemnify and hold harmless each Seller and each underwriter, within the meaning of the Securities Act, who may purchase from or sell for any Seller any Warrant Shares from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) arising out of any untrue statement or alleged untrue statement of a material fact contained in the registration statement or any amendment thereto or any prospectus included therein required to be filed or furnished by reason of this Section 8, or caused by any omission or alleged omission to state therein a material fact requiring to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such loss, liability, claim, damage or expense is caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished in writing to the Company by such Seller or underwriter expressly for use therein, which indemnification shall include each person, if any, who controls any such Seller or underwriter within the meaning of the Securities Act; provided, however, that the indemnity agreement by the Company set forth in this Section 8 with respect to any such prospectus which shall be subsequently amended prior to the written confirmation of the sale of any such Shares, shall not inure to the benefit of any

         Seller or underwriter from whom the person asserting any such loss, liability, claim, damage or expense purchased the Shares which are the subject thereof (or to the benefit of any person controlling such Seller or underwriter), if such Seller or underwriter failed to send or give a copy of the prospectus as so amended to such person at or prior to the written confirmation of the sale of such Shares to such person and if the amended prospectus did not contain any untrue statement or alleged untrue statement or omission or alleged omission giving rise to such loss, liability, claim, damage or expense.

                  (iii) Such Seller and underwriter shall at the same time indemnify the Company, their respective directors, each officer signing the related registration statement and each person, if any, who controls the Company, within the meaning of the Securities Act, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) arising out of any untrue statement of a material fact contained in any registration statement or any prospectus required to be filed or furnished by reason of this Section 8 or caused by any omission or alleged omission to state therein a material fact to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, insofar as such loss, liability, claim, damage or expense is caused by any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished in writing to the Company by any such seller or underwriter expressly for use therein.

         SECTION 9. No Rights as Stockholders; Notices to Holder. Nothing contained in this Warrant Certificate shall be construed as conferring upon the Holder or its transferees the right to vote or to receive dividends (except as provided in Section 6 hereof) or to consent or to receive notice as stockholders in respect of any meeting of stockholders of the Company for the election of the directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company. If, however, at any time prior to the expiration of the Warrants and prior to their exercise, any of the following events shall occur:

                  (a) the Company shall declare any dividend payable in cash or in any securities upon its shares of Common Stock or make any distribution to the holders of its shares of Common Stock;

                  (b) the Company shall offer to all holders of its shares of Common Stock any additional shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock or any right to subscribe for or purchase any thereof;

                  (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger, sale, transfer or lease of all or substantially all of its property, assets and business as an entirety) shall be proposed; or

                  (d) any consolidation or merger to which the Company is a party and for which approval of the holders of Common Stock is required, or of the conveyance or transfer of the properties and assets of the Company as, or substantially as, an entirety, or of any reclassification or change of outstanding shares of Common Stock issuable upon exercise of the Warrants (other than a change in par value to no par value, or from no par value to par value) or as a result of a subdivision or combination.

then in any one or more of said events, the Company shall give to the Holder by registered mail (return receipt requested) at least 20 days prior to the applicable record date hereinafter specified, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividends, distributions, rights or warrants are to be determined or (ii) the date on which any such dissolution, liquidation, winding up, consolidation, merger, conveyance or transfer is expected to become effective and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation, or winding up. Failure to mail or receive such notice or any defect therein or in the mailing thereof shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or such proposed dissolution, liquidation, winding up, consolidation, merger, conveyance, transfer or reclassification.

         SECTION 10. Identity of Transfer Agent. Forthwith upon the appointment of any Transfer Agent for the Common Stock, or any other shares of the Company's capital stock issuable upon the exercise of the Warrants, the Company shall promptly notify the Holder of the name and address of such Transfer Agent.

         SECTION 11. Notices. Any notice, except as provided in Section 9 of this Warrant Certificate, or demand authorized by this Warrant Certificate to be given by the Holder to the Company, shall be in writing and shall be delivered in person or by facsimile transmission, or mailed by first class mail, postage prepaid, to the Company, at 104 New Era Drive, South Plainfield, New Jersey 07080. The Company may change the address to which notices to it are to be delivered or mailed hereunder by notice to the Holder.

         Any notice pursuant to this Warrant Certificate by the Company to the Holder shall be in writing and shall be mailed by first class mail, postage prepaid, or otherwise delivered, to the Holder at its address on the books of the Warrant Register.

         Notices delivered personally shall be effective at the time delivered by hand, notices sent by mail shall be effective two days after mailing, notices sent by facsimile transmission shall be effective when receipt is acknowledged and notices sent by courier guaranteeing next day delivery shall be effective on the next business day after timely delivery to the courier.

         SECTION 12. Supplements and Amendments. This Warrant Certificate may not be supplemented, amended or otherwise modified without the prior written consent of the Holder.

         SECTION 13. Successors. All the covenants and provisions of this Warrant Certificate by or for the benefit of the Company shall bind and inure to the benefit of its respective successors and assigns hereunder.

         SECTION 14. Merger or Consolidation of the Company. The Company will not merge or consolidate with or into, or sell, transfer or lease all or substantially all of its property to, any other corporation unless the successor, transferee or lessee corporation, as the case may be (if not the Company), shall expressly assume that due and punctual performance and observance of each and every covenant and condition of this Warrant Certificate to be performed and observed by the Company.

         SECTION 15. Applicable Law. This Warrant Certificate and the Warrants evidenced hereby shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws. The Company and the Holder agree to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Warrant Certificate and the Warrants evidenced hereby.

         SECTION 16. Benefits of this Warrant Certificate. Nothing in this Warrant Certificate shall be construed to give to any person or entity other than the Company and the Holder any legal or equitable right, remedy or claim under this Warrant Certificate; and this Warrant Certificate shall be for the sole and exclusive benefit of the Company and the Holder.

         SECTION 17. Captions. The captions of the Sections and paragraphs of this Warrant Certificate have been inserted for convenience only and shall have no substantive effect.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of this 19th day of September, 1997.

                                          ALL AMERICAN FOOD GROUP, INC.

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                  PURCHASE FORM

                    (To be executed upon exercise of Warrant)

         The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase __________ shares of Common Stock as provided for herein and herewith tenders in payment for such shares of Common Stock payment of the purchase price in full in the form of cash or a bank check payable to the order of All American Food Group, Inc. or a combination thereof in the amount of $________, all in accordance with the terms hereof. The undersigned requests that a certificate for such shares of Common Stock be registered in the name of _________________________ whose address is ______________________________________ and that such certificate shall be delivered to ____________________ whose address is ________________________________________. If said number of shares of Common
Stock is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the right to purchase the remaining balance of the shares of Common Stock be registered in the name of ______________________ whose address is ________________________________ and that such certificate shall be delivered to
_____________________ whose address is
_________________________________________.

Dated:
       --------------------------

       --------------------------
         (Insert social security or other
         identifying number of holder)

                                   Signature. . . . . . . . . . . . . . . . . .
                                    Note:    Signature must conform in all
                                             respects to name of holder as
                                             specified on the face of this
                                             Warrant Certificate in every
                                             particular, without alteration or
                                             enlargement or any change
                                             whatsoever, unless this Warrant
                                             Certificate has been assigned.

                                   ASSIGNMENT

        (To be executed only upon assignment of the Warrant Certificate)

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________________________________ (Name and Address of Assignee
Must Be Printed or Typewritten) the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ______________________, Attorney, to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.

Dated: ___________________, 19__

                                    . . . . . . . . . . . . . . . . . . . . . .
                                             Signature of Registered Holder

                                    Note:    The above signature must correspond
                                             with the name as written on the
                                             face of this Warrant Certificate in
                                             every particular, without
                                             alteration or enlargement or any
                                             change whatever.